Exhibit (d)(41)

AMENDED AND RESTATED

APPENDIX B

TO IVY FUNDS INVESTMENT MANAGEMENT AGREEMENT

FEE SCHEDULE

This Amended and Restated Appendix B to the Ivy Investment Management Agreement dated November 13, 2008 (the “Agreement”) is effective as of April 20, 2017, and supersedes any prior Appendix B to the Agreement.

A cash fee computed each day on the net asset value for each Fund at the annual rate listed below:

Ivy Advantus Bond Fund
Net Assets	Fee
Up to $500 million	0.525% of net assets
Over $500 million and up to $1 billion	0.50% of net assets
Over $1 billion and up to $1.5 billion	0.45% of net assets
Over $1.5 billion and up to $5 billion	0.40% of net assets
Over $5 billion and up to $10 billion	0.395% of net assets
In excess of $10 billion	0.39% of net assets

Ivy Advantus Real Estate Securities Fund
Net Assets	Fee
Up to $1 billion	0.90% of net assets
Over $1 billion and up to $2 billion	0.87% of net assets
Over $2 billion and up to $3 billion	0.84% of net assets
Over $3 billion and up to $5 billion	0.80% of net assets
Over $5 billion and up to $10 billion	0.76% of net assets
In excess of $10 billion	0.72% of net assets

Ivy Apollo Multi-Asset Income Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.61% of net assets
In excess of $3 billion	0.58% of net assets

Ivy Apollo Strategic Income Fund
Net Assets	Fee
Up to $1 billion	0.68% of net assets
Over $1 billion and up to $2 billion	0.62% of net assets
Over $2 billion and up to $3 billion	0.58% of net assets
In excess of $3 billion	0.57% of net assets

Ivy Asset Strategy Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion and up to $28 billion	0.55% of net assets
Over $28 billion and up to $53 billion	0.545% of net assets
In excess of $53 billion	0.54% of net assets

Ivy Balanced Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion and up to $5 billion	0.55% of net assets
Over $5 billion and up to $10 billion	0.54% of net assets
In excess of $10 billion	0.53% of net assets

Ivy California Municipal High Income Fund
Net Assets	Fee
Up to $500 million	0.525% of net assets
Over $500 million and up to $1 billion	0.50% of net assets
Over $1 billion and up to $1.5 billion	0.45% of net assets
Over $1.5 billion and up to $5 billion	0.40% of net assets
Over $5 billion and up to $10 billion	0.395% of net assets
Over $10 billion and up to $15 billion	0.39% of net assets
In excess of $15 billion	0.385% of net assets

Ivy Core Equity Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion and up to $5 billion	0.55% of net assets
Over $5 billion and up to $6 billion	0.525% of net assets
Over $6 billion and up to $10 billion	0.50% of net assets
In excess of $10 billion	0.49% of net assets

Ivy Crossover Credit Fund
Net Assets	Fee
Up to $500 million	0.50% of net assets
Over $500 million and up to $1 billion	0.45% of net assets
Over $1 billion and up to $2.5 billion	0.425% of net assets
Over $2.5 billion and up to $5 billion	0.40% of net assets
In excess of $5 billion	0.375%

Ivy Cundill Global Value Fund
Net Assets	Fee
Up to $500 million	1.00% of net assets
Over $500 million and up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion and up to $5 billion	0.76% of net assets
Over $5 billion and up to $10 billion	0.73% of net assets
In excess of $10 billion	0.70% of net assets

Ivy Dividend Opportunities Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion and up to $5 billion	0.55% of net assets
Over $5 billion and up to $10 billion	0.54% of net assets
In excess of $10 billion	0.53% of net assets

Ivy Emerging Markets Equity Fund
Net Assets	Fee
Up to $500 million	1.00% of net assets
Over $500 million and up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion and up to $5 billion	0.76% of net assets
Over $5 billion and up to $10 billion	0.755% of net assets
In excess of $10 billion	0.75% of net assets

Ivy Energy Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion and up to $5 billion	0.76% of net assets
Over $5 billion and up to $10 billion	0.75% of net assets
In excess of $10 billion	0.74% of net assets

Ivy European Opportunities Fund
Net Assets	Fee
Up to $250 million	0.90% of net assets
Over $250 million and up to $500 million	0.85% of net assets
Over $500 million and up to $2 billion	0.75% of net assets
Over $2 billion and $5 billion	0.74% of net assets
Over $5 billion and up to $10 billion	0.72% of net assets
In excess of $10 billion	0.71% of net assets

Ivy Global Bond Fund
Net Assets	Fee
Up to $500 million	0.625% of net assets
Over $500 million and up to $1 billion	0.60% of net assets
Over $1 billion and up to $1.5 billion	0.55% of net assets
Over $1.5 billion and up to $5 billion	0.50% of net assets
Over $5 billion and up to $10 billion	0.49% of net assets
In excess of $10 billion	0.48% of net assets

Ivy Global Equity Income Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion and up to $5 billion	0.55% of net assets
Over $5 billion and up to $10 billion	0.545% of net assets
In excess of $10 billion	0.54% of net assets

Ivy Global Growth Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion and up to $5 billion	0.70% of net assets
Over $5 billion and up to $10 billion	0.695% of net assets
In excess of $10 billion	0.69% of net assets

Ivy Global Income Allocation Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion and up to $5 billion	0.55% of net assets
Over $5 billion and up to $10 billion	0.545% of net assets
In excess of $10 billion	0.54% of net assets

Ivy Government Money Market Fund
Net Assets	Fee
Up to $1 billion	0.35% of net assets
In excess of $1 billion	0.30% of net assets

Ivy High Income Fund
Net Assets	Fee
Up to $500 million	0.625% of net assets
Over $500 million and up to $1 billion	0.60% of net assets
Over $1 billion and up to $1.5 billion	0.55% of net assets
Over $1.5 billion and up to $10 billion	0.50% of net assets
Over $10 billion and up to $20 billion	0.49% of net assets
In excess of $20 billion	0.48% of net assets

Ivy IG International Small Cap Fund
Net Assets	Fee
Up to $1 billion	1.00% of net assets
Over $1 billion and up to $2 billion	0.95% of net assets
Over $2 billion and up to $5 billion	0.90% of net assets
In excess of $5 billion	0.85% of net assets

Ivy International Core Equity Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion and up to $5 billion	0.70% of net assets
Over $5 billion and up to $10 billion	0.69% of net assets
In excess of $10 billion	0.68% of net assets

Ivy Large Cap Growth Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion and up to $5 billion	0.55% of net assets
Over $5 billion and up to $10 billion	0.545% of net assets
In excess of $10 billion	0.54% of net assets

Ivy LaSalle Global Real Estate Fund
Net Assets	Fee
Up to $1 billion	0.95% of net assets
Over $1 billion and up to $2 billion	0.92% of net assets
Over $2 billion and up to $3 billion	0.87% of net assets
Over $3 billion and up to $5 billion	0.84% of net assets
Over $5 billion and up to $10 billion	0.82% of net assets
In excess of $10 billion	0.80% of net assets

Ivy LaSalle Global Risk-Managed Real Estate Fund
Net Assets	Fee
Up to $1 billion	0.95% of net assets
Over $1 billion and up to $2 billion	0.92% of net assets
Over $2 billion and up to $3 billion	0.87% of net assets
Over $3 billion and up to $5 billion	0.84% of net assets
Over $5 billion and up to $10 billion	0.82% of net assets
In excess of $10 billion	0.80% of net assets

Ivy Limited-Term Bond Fund
Net Assets	Fee
Up to $500 million	0.50% of net assets
Over $500 million and up to $1 billion	0.45% of net assets
Over $1 billion and up to $1.5 billion	0.40% of net assets
Over $1.5 billion and up to $5 billion	0.35% of net assets
Over $5 billion and up to $10 billion	0.34% of net assets
In excess of $10 billion	0.33% of net assets

Ivy Managed International Opportunities Fund

A cash fee computed each day on the net assets of the Fund at the annual rate of 0.05% of net assets.

Ivy Micro Cap Growth Fund
Net Assets	Fee
Up to $1 billion	0.95% of net assets
Over $1 billion and up to $2 billion	0.93% of net assets
Over $2 billion and up to $3 billion	0.90% of net assets
Over $3 billion and up to $5 billion	0.86% of net assets
Over $5 billion and up to $10 billion	0.83% of net assets
In excess of $10 billion	0.80% of net assets

Ivy Mid Cap Growth Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion and up to $5 billion	0.76% of net assets
Over $5 billion and up to $10 billion	0.73% of net assets
Over $10 billion and up to $15 billion	0.70% of net assets
In excess of $15 billion	0.67% of net assets

Ivy Mid Cap Income Opportunities Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion and up to $5 billion	0.76% of net assets
Over $5 billion and up to $10 billion	0.73% of net assets
Over $10 billion and up to $15 billion	0.70% of net assets
In excess of $15 billion	0.67% of net assets

Ivy Municipal Bond Fund
Net Assets	Fee
Up to $500 million	0.525% of net assets
Over $500 million and up to $1 billion	0.50% of net assets
Over $1 billion and up to $1.5 billion	0.45% of net assets
Over $1.5 billion and up to $5 billion	0.40% of net assets
Over $5 billion and up to $10 billion	0.395% of net assets
Over $10 billion and up to $15 billion	0.39% of net assets
In excess of $15 billion	0.385% of net assets

Ivy Municipal High Income Fund
Net Assets	Fee
Up to $500 million	0.525% of net assets
Over $500 million and up to $1 billion	0.50% of net assets
Over $1 billion and up to $1.5 billion	0.45% of net assets
Over $1.5 billion and up to $5 billion	0.40% of net assets
Over $5 billion and up to $10 billion	0.395% of net assets
Over $10 billion and up to $15 billion	0.39% of net assets
In excess of $15 billion	0.385% of net assets

Ivy Natural Resources Fund
Net Assets	Fee
Up to $500 million	1.00% of net assets
Over $500 million and up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion and up to $5 billion	0.76% of net assets
Over $5 billion and up to $10 billion	0.73% of net assets
In excess of $10 billion	0.70% of net assets

Ivy Pictet Emerging Markets Local Currency Debt Fund
Net Assets	Fee
Up to $1 billion	0.90% of net assets
Over $1 billion and up to $2 billion	0.85% of net assets
Over $2 billion and up to $5 billion	0.80% of net assets
Over $5 billion and up to $10 billion	0.75% of net assets
In excess of $10 billion	0.72% of net assets

Ivy Pictet Targeted Return Bond Fund
Net Assets	Fee
Up to $1 billion	0.90% of net assets
Over $1 billion and up to $2 billion	0.85% of net assets
Over $2 billion and up to $5 billion	0.80% of net assets
In excess of $5 billion	0.75% of net assets

Ivy ProShares Interest Rate Hedged High Yield Index Fund
Net Assets	Fee
Up to $1 billion	0.50% of net assets
Over $1 billion and up to $2 billion	0.48% of net assets
Over $2 billion and up to $5 billion	0.46% of net assets
In excess of $5 billion	0.45% of net assets

Ivy ProShares MSCI ACWI Index Fund
Net Assets	Fee
Up to $1 billion	0.45% of net assets
Over $1 billion and up to $2 billion	0.43% of net assets
Over $2 billion and up to $5 billion	0.41% of net assets
In excess of $5 billion	0.40% of net assets

Ivy ProShares Russell 2000 Dividend Growers Index Fund
Net Assets	Fee
Up to $1 billion	0.40% of net assets
Over $1 billion and up to $2 billion	0.38% of net assets
Over $2 billion and up to $5 billion	0.36% of net assets
In excess of $5 billion	0.35% of net assets

Ivy ProShares S&P 500 Bond Index Fund
Net Assets	Fee
Up to $1 billion	0.20% of net assets
Over $1 billion and up to $2 billion	0.18% of net assets
Over $2 billion and up to $5 billion	0.16% of net assets
In excess of $5 billion	0.15% of net assets

Ivy ProShares S&P 500 Dividend Aristocrats Index Fund
Net Assets	Fee
Up to $1 billion	0.35% of net assets
Over $1 billion and up to $2 billion	0.33% of net assets
Over $2 billion and up to $5 billion	0.31% of net assets
In excess of $5 billion	0.30% of net assets

Ivy Science & Technology Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion and up to $8 billion	0.76% of net assets
Over $8 billion and up to $13 billion	0.755% of net assets
In excess of $13 billion	0.75% of net assets

Ivy Small Cap Core Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion and up to $5 billion	0.76% of net assets
Over $5 billion and up to $10 billion	0.73% of net assets
In excess of $10 billion	0.72% of net assets

Ivy Small Cap Growth Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion and up to $5 billion	0.76% of net assets
Over $5 billion and up to $10 billion	0.73% of net assets
In excess of $10 billion	0.72% of net assets

Ivy Tax-Managed Equity Fund
Net Assets	Fee
Up to $1 billion	0.65% of net assets
Over $1 billion and up to $2 billion	0.60% of net assets
Over $2 billion and up to $3 billion	0.55% of net assets
Over $3 billion and up to $5 billion	0.50% of net assets
Over $5 billion and up to $10 billion	0.495% of net assets
In excess of $10 billion	0.49% of net assets

Ivy Value Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion and up to $5 billion	0.55% of net assets
Over $5 billion and up to $10 billion	0.545% of net assets
In excess of $10 billion	0.54% of net assets